UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55546	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 S. Industrial Road Suite 100
Las Vegas, Nevada	89102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 992-4539

Former address of principal executive offices that appeared on last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    ☐

Item 2.02         Results of Operations and Financial Condition.

On April 10, 2023, CLS Holdings USA, Inc. (the “Company”), made a public announcement in the form of a video presentation and written press release (collectively, the “Announcement”) discussing results of operations and financial condition of the Company for the quarter ending February 28, 2023. In the Announcement, the Company disclosed that the average price per customer transaction at the Company’s cannabis dispensary decreased by ten (10) percent in the quarter ending February 28, 2023, to $45.19, compared to an average transaction price of $50.20 in the quarter ending February 28, 2022.

In the Announcement, the Company disclosed that it had significantly reduced expenses during the 3rd Quarter of fiscal 2023 including significant reductions in legal fees, marketing expenses and advertising expense.

The text of the Announcement is attached as Exhibit 10.1 to this Current Report.

Item 8.01         Other Events.

In the Announcement, the Company disclosed that it submitted documentation to the local regulatory body for its cannabis consumption lounge project. On March 14, 2023, the Company submitted documents to the Cannabis Compliance Board for the State of Nevada (the “CCB”) for the CCB’s suitability investigation portion of the Company’s application for a retail-attached cannabis consumption lounge license.

In the Announcement, the Company disclosed that it anticipates receipt of an $843,255.00 employee retention tax credit payment from the Internal Revenue Service in May 2023 or June 2023.

The text of the Announcement is attached as Exhibit 10.1 to this Current Report.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
10.1	Text of public announcement issued April 10, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: April 13, 2023	By: /s/ Andrew Glashow
Andrew Glashow Chief Executive Officer and Chairman of the Board of CLS Holdings USA, Inc.